UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2010

FORZA ENVIRONMENTAL BUILDING PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52796	71-1046926
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5927 Balfour Court, Suite 112, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (760) 585-1900

Gurata Gold, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 19, 2010, we changed our name from “Gurata Gold, Inc.” to “Forza Environmental Building Products, Inc.”, by way of a merger with our wholly owned subsidiary Forza Environmental Building Products, Inc., which was formed solely for the change of name.

Item 7.01 Regulation FD Disclosure

Effective July 30, 2010, our name change will be effective on the Over-the-Counter Bulletin Board under our old symbol “GUGO”. Our new CUSIP number is 34987E105.

Item 9.01 Financial Statements and Exhibits

3.01	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORZA ENVIRONMENTAL BUILDING
PRODUCTS, INC.

/s/ Michael Lee
Michael Lee
Vice President and Chief Financial Officer

Date: August 3, 2010